UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 25, 2016

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Litigation Updates

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2016 by Newport Corporation (the “Company”), on February 22, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MKS Instruments, Inc., a Massachusetts corporation (“Parent”), and PSI Equipment, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, subject to the terms and conditions set forth in the Merger Agreement.

In connection with the Merger, on March 29, 2016, the Company filed with the SEC a definitive proxy statement (the “Proxy Statement”), and mailed the Proxy Statement to the stockholders of the Company.  As further described in the Proxy Statement, the stockholders of the Company will vote upon the Merger and certain other matters at a special meeting of the Company’s stockholders to be held on April 27, 2016.

As further described in the Proxy Statement, on March 9, 2016, a putative class action complaint captioned Dixon Chung v. Newport Corp., et al., Case No. A-16-733154-C, was filed in the District Court, Clark County, Nevada on behalf of a putative class of the Company’s stockholders.  The complaint names as defendants the Company, Parent, Merger Sub and certain current and former members of the Company’s board of directors.  The complaint alleges that the named directors breached their fiduciary duties to the Company’s stockholders by agreeing to sell the Company through an inadequate and unfair process, which led to inadequate and unfair consideration, and by agreeing to unfair deal-protection devices.  The complaint also alleges that the Company, Parent and Merger Sub aided and abetted the named directors’ alleged breaches of their fiduciary duties.  The complaint seeks injunctive relief, including to enjoin or rescind the Merger, monetary damages, and an award of attorneys’ and other fees and costs, among other relief.

On March 25, 2016, the plaintiff in the Chung action filed an amended complaint, which added additional allegations, including that the preliminary proxy statement for the Merger dated March 14, 2016 omitted material information.  The amended complaint names as defendants the Company, Parent, Merger Sub and the members of the Company’s board of directors.

Also on March 25, 2016, a second putative class action complaint captioned Hubert C. Pincon v. Newport Corp., et al., Case No. A-16-734039-B, was filed in the District Court, Clark County, Nevada, on behalf of a putative class of the Company’s stockholders.  The complaint names as defendants the Company, Parent, Merger Sub and the members of the Company’s board of directors.  The complaint alleges that the directors breached their fiduciary duties to the Company’s stockholders by agreeing to sell the Company through an inadequate and unfair process, which led to inadequate and unfair consideration, and by agreeing to preclusive deal-protection devices.  The complaint also alleges that the directors breached their fiduciary duties to the Company’s stockholders by failing to disclose all material information concerning the Merger in the preliminary proxy statement for the Merger dated March 14, 2016.  The complaint further alleges that the Company, Parent and Merger Sub aided and abetted the directors’ alleged breaches of their fiduciary duties.  The complaint seeks injunctive relief, including to enjoin or rescind the Merger, and an award of attorneys’ and other fees and costs, among other relief.

The additional disclosures in this Current Report on Form 8-K supplement the disclosure contained in the Proxy Statement and should be read in conjunction with the disclosure contained in the Proxy Statement, which in turn should be read in its entirety.  To the extent that the information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement.

Forward-Looking Statements

Statements in this document regarding the proposed transaction between the Company and Parent, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or Parent managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of the Company are not obtained; (3) litigation relating to the transaction; (4) the ability of Parent to successfully integrate the Company’s operations and employees; (5) unexpected costs, charges or expenses resulting from transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and Parent; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in the Company’s markets; (9) Parent’s ability to successfully grow the Company’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and Parent operate and the economy in general as well as financial performance and expectations of the Company’s and Parent’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended January 2, 2016, as amended, and in Parent’s Annual Report on Form 10-K for the year ended December 31, 2015. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The Company and Parent disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 29, 2016	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary